Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Blue Bird Corporation. (the “Company”) on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Phillip Tighe, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company for the periods presented.

Date: February 27, 2015	By:	/s/ Phillip Tighe
Phillip Tighe
Chief Financial Officer (Principal Financial and Principal Accounting Officer)